SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 2, 2002

                              SCANTEK MEDICAL, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          DELAWARE                      000-27592                  84-1090126
--------------------------------------------------------------------------------
(State or other jurisdiction          (Commission             (IRS Employer of
      incorporation)                  File Number)           Identification No.)

                     4 B WING DRIVE, CEDAR KNOLLS, NJ 07927
              -----------------------------------------------------
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (973) 401-0434
         --------------------------------------------------------------
                   (Former name or former address, if changed
                              since last report.)

                   321 PALMER ROAD, DENVILLE, NEW JERSEY 07834
            --------------------------------------------------------

Item 4.  Changes in Registrant's Certifying Accountant

            On October 2, 2002, Wiener, Goodman & Company, P.C. ("Wiener, Goodman"), the independent accountants who were engaged as the accountants to audit the financial statements of Scantek Medical, Inc. (the "Registrant"), resigned as the Registrant's certifying accountants, although Wiener, Goodman agreed to provide accounting services on an ongoing basis with respect to the Registrant's books and records.

      Wiener, Goodman's report on the Registrant's financial statements for the past two years contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except for certain conditions with respect to the Company's need to obtain additional financing to fulfill its activities and to achieve a level of sales adequate to support its cost structure, which conditions as set forth in Weiner Goodman's Independent Auditors Report dated September 18, 2001, raised substantial doubt about the Company's ability to continue as a going concern.

      During the Registrant's two most recent fiscal years and during the subsequent interim period preceding Wiener, Goodman's resignation, the Registrant had no disagreement with Wiener, Goodman on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

      The facts and circumstances which relate to Wiener, Goodman's resignation, as far as they are known to the Registrant, are as follows:

            Weiner, Goodman determined that it would be necessary to provide internal accounting services with respect to the Registrant, which Weiner, Goodman determined would make it inappropriate for it to continue as the Registrant's independent accountants.
                  The Registrant delivered a copy of this Report on Form 8-K to Weiner, Goodman on October 9, 2002 and requested that a letter addressed to the Securities and Exchange Commission be provided stating whether or not it agrees with the statements made by the Registrant in response to this Item 4 and, if not, stating the respects in which it does not agree. A copy of the response letter of Weiner, Goodman is attached hereto as Exhibit 16.1.


      The Registrant, pursuant to the approval of the Board of Directors of the Registrant, engaged Grassi & Co., CPAs, P.C. as the Registrant's certifying accountants to audit the financial statements of the Registrant for its fiscal year ending June 30, 2002. During the Registrant's two most recent fiscal years and the interim period prior to Grassi & Co.'s engagement as the Registrant's principal accountants, neither the Registrant nor anyone on its behalf has consulted Grassi & Co. on either (i) the application of accounting principles to any transaction (completed or proposed) or (ii) the type of audit that might be rendered on the Registrant's financial statements or (iii) any matter that was either the subject of a disagreement or a reportable event as such terms are defined in Item 304 of Regulation S-K.

      The Registrant delivered a copy of this Report on Form 8-K to Grassi & Co. on October 9, 2002 and requested that a letter addressed to the Securities and Exchange Commission be provided stating whether or not it agrees with the statements made by the Registrant in response to this Item 4 and, if not, stating the respects in which it does not agree. A copy of the response letter of Grassi & Co. is attached hereto as Exhibit 16.2.



Item 7. Exhibits

--------------------------------------------------------------------------------

(16.1) Letter from Wiener, Goodman & Company, P.C. dated October 9, 2002


(16.2) Letter from Grassi & Co., CPAs, P.C. dated October 9, 2002

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     Scantek Medical, Inc.
                                                     a Delaware Corporation


Date: October 9, 2002                             By: /s/ Zsigmond L. Sagi
                                                     ---------------------------
                                                     Zsigmond L. Sagi, President

                                  EXHIBIT INDEX
Exhibit
Number     Description of Exhibit
------         ----------------------

16.1        Letter from Wiener, Goodman & Company, P.C. dated October 9, 2002

16.2        Letter from Grassi & Co., CPAs, P.C. dated October 9, 2002